BORROWINGS	6 Months Ended
Jun. 30, 2023
Disclosure of borrowings [Abstract]
BORROWINGS	BORROWINGS
Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2023	December 31, 2022
Current	$247	$328
Non-current	4,810	4,249
Total	$5,057	$4,577
Non-recourse borrowings have increased by $480 million since year-end. The increase is primarily attributable to obtaining $250 million of secured, non-recourse financing, additional borrowings of $45 million at our U.K. regulated distribution business and our Brazilian regulated gas transmission business, along with the impact of foreign exchange as the foreign currencies underlying non-recourse borrowings appreciated relative to the U.S. dollar. Refer to Note 13, Related Party Transactions, for further details on our related party debt.